THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Discovery Premier Group Retirement Annuity II

Supplement to Prospectuses Dated May 1, 2017

Supplement dated October 26, 2017

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We were notified on October 18, 2017 of a systems issue at a third-party service provider utilized by certain underlying mutual fund portfolios. The system issue has been resolved and no changes were necessary to the portfolios’ reported net asset values (NAVs) and performance information. The portfolios’ NAVs are used to calculate the unit values and performance information for the Subaccounts invested in these portfolios. Therefore, no changes to your account balances or the performance of the Subaccounts displayed on our website or advertising materials will be necessary.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2017-PROSUPP-7